Supplement dated December 23, 2025
to the following statutory prospectus(es):
Soloist dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as investment options under the contract.
Effective December 18, 2025, the name of each investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Neuberger Berman Genesis Fund - Trust Class	Neuberger Genesis Fund - Trust Class
Neuberger Berman Large Cap Growth Fund - Investor Class	Neuberger Large Cap Growth Fund - Investor Class
Neuberger Berman Large Cap Value Fund - Investor Class	Neuberger Large Cap Value Fund - Investor Class
Neuberger Berman Quality Equity Fund: Trust Class	Neuberger Quality Equity Fund: Trust Class
PROS-1136